UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004


                               ACTUANT CORPORATION
             (Exact name of registrant as specified in its charter)


           Wisconsin                       1-11288               39-0168619
        (State or other           (Commission File Number)      (IRS Employer
 jurisdiction of incorporation                               Identification No.)


                              6100 North Baker Road
                               Milwaukee, WI 53209

           Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (414) 352-4160

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Principal Officers; Election of
                  ---------------------------------------------------------
                  Directors; Appointment of Principal Officers.
                  ---------------------------------------------

Larry Yost was appointed to the Board of Directors and to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, effective October 27, 2004. Mr. Yost recently retired from ArvinMeritor, Inc. where he held the positions of Chief Executive Officer and Chairman of the Board.

Item 5.03         Amendments to Articles of Incorporation of Bylaws; Change in
                  ------------------------------------------------------------
                  Fiscal Year
                  -----------

On October 27, 2004, the Board voted to amend Section 3.01 of the Bylaws of the corporation to increase the size of the Board to ten members and Section 3.04 of the Bylaws to allow special meetings of the Board to be called by the Secretary of the corporation at the request of any member of the Board of Directors or by the Chairman or the President of the corporation rather than solely by the Chairman or the President of the corporation. The amendment was effective upon its adoption by the Board.

Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

     3.1          Amendment No. 2 to Actuant Corporation Amended and Restated
                  Bylaws

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ACTUANT CORPORATION


Date:  November 2, 2004
                                             /S/ Andrew G. Lampereur
                                             -----------------------------------
                                             Name:  Andrew G. Lampereur
                                             Title: Executive Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.        Description
      -----------        -----------

          3.1            Amendment No. 2 to Actuant Corporation Amended and
                         Restated Bylaws